EXHIBIT 10(o)



                           THE BOMBAY COMPANY, INC.



                          RESTRICTED STOCK AGREEMENT


      This Restricted Stock Agreement (the "Agreement"), is made as of the 16th day of December, 2002 (the "Effective Date"), by and between The Bombay Company, Inc., a Delaware corporation (the "Company"), and James D. Carreker ("Director");

                                   RECITALS:

      WHEREAS, the Board of Directors of the Company (the "Board") has determined that it is desirable to award shares of the Company's common stock, par value $1.00 per share ("Common Stock"), held in the Company's treasury to Director in connection with Director's appointment as Chairman of the Board; and

      WHEREAS, the Board has determined that the Common Stock so awarded shall be subject to the restrictions, terms and conditions of this Agreement;

      NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1.    RESTRICTED STOCK AWARD.

      (a) On the terms and conditions of this Agreement, the Company shall issue to Director 75,000 shares of Common Stock (the "Shares") from the treasury stock of the Company; provided that 50,000 of the Shares shall be subject to the restrictions on transfer hereinafter set forth (the "Restricted Shares"). The remaining 25,000 Shares shall not be restricted (the "Unrestricted Shares") and Director shall be free to sell, transfer, assign, pledge or otherwise dispose of such Shares, subject to applicable securities laws and the policies of the Company then in effect.

      (b) Director hereby agrees that the certificates representing the Restricted Shares shall be held in escrow by the Company until the restrictions on transfer hereinafter set forth lapse as set forth herein.

      2.    VESTING/FORFEITURE.

      (a) Director shall not have the right to sell, transfer, assign, pledge or otherwise dispose of the Restricted Shares (the "Restrictions"), except that the Restrictions shall be removed as to 25,000 of the Restricted Shares on each anniversary of the Effective Date until the Restrictions have been removed as to all Restricted Shares; provided that the removal of the Restrictions on any such anniversary date shall occur if and only if Director is on such date a director of the Company. Following removal of the Restrictions on any Restricted Shares, the Company shall deliver to Director from escrow a certificate representing such Restricted Shares and Director shall be free to sell, transfer, assign, pledge or otherwise dispose of such Restricted Shares, subject to applicable securities laws and the policies of the Company then in effect.

      (b) Subject to the provisions of paragraph (c) of this Section, upon termination of Director's service on the Board for any reason whatsoever, (i) Director shall have no rights whatsoever in and to any of the Restricted Shares as to which the Restrictions have not by that time been removed pursuant to the foregoing paragraph, (ii) all such Restricted Shares shall revert to the
Company  at  no  cost  and  (iii) neither   Director  nor  any  of  his  heirs,
beneficiaries, executors, administrators or other personal representatives shall have any rights with respect thereto.

      (c) All Restrictions with respect to the Restricted Shares shall terminate upon (i) Director's death while serving on the Board or (ii) the occurrence of a Change of Control (as defined below).

      (d) For purposes of this Agreement, a "Change of Control" of the Company, unless otherwise determined by the Board, shall be deemed to have occurred upon the happening of any of the following events:

            (i) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) of beneficial ownership of 20% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that any acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be, shall not constitute a Change of Control; or

            (ii) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

            (iii) approval by the shareholders of the Company of a reorganization, merger or consolidation of the Company, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

      3. RIGHTS AS STOCKHOLDER. Subject to the terms hereof, Director is for all purposes the record and beneficial owner of the Shares. Director is entitled to vote the Shares at all meetings of stockholders and is entitled to receive and retain all dividends that may be paid with respect to the Shares. If and to the extent the Company shall effect a stock split, stock dividend or similar distribution with respect to the Common Stock, (i) the stock distributed pursuant thereto shall be held by the Company with respect to those Restricted Shares as to which the Restrictions have not yet been removed pursuant to Section 2; (ii) such additional stock shall enjoy the privileges and be subject to the Restrictions applicable to the Restricted Shares; and
(iii) Director shall be entitled to sell, transfer, assign, pledge or otherwise dispose of such additional stock when the Restrictions on the Restricted Shares to which the distribution relates have been removed pursuant to Section 2.

      4. ADJUSTMENTS. In the event of any reorganization, recapitalization, stock split, stock dividend, merger, consolidation, combination of shares or other change affecting the Common Stock, the Board shall make such adjustments as it may deem appropriate with respect to the Shares. Any such adjustment made by the Board shall be conclusive.

      5.    WITHHOLDING TAXES.

      (a) No later than the date of the issuance of the Unrestricted Shares, Director will pay to the Company, or make arrangements satisfactory to the Company with respect to the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Unrestricted Shares.

      (b) Director may make an election under Section 83(b) of the Internal Revenue Code (an "83(b) Election"), within 30 days after the Effective Date, to realize income for federal income tax purposes equal to the fair market value of the Restricted Shares as of the Effective Date. In such event, Director shall make arrangements satisfactory to the Company to pay in the calendar year that includes the Effective Date any federal, state or local taxes required to be withheld with respect to the Restricted Shares. If Director makes an 83(b) Election, he shall provide notice to the Company by providing the Secretary of the Company a copy of the Section 83(b) Election filed with the Internal Revenue Service concurrently with the filing of same.

      (c) In the event that Director does not make an 83(b) Election, then no later than the date of the removal or termination of the Restrictions on any of the Restricted Shares as set forth herein, Director will pay to the Company, or make arrangements satisfactory to the Company with respect to the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Restricted Shares with respect to which the Restrictions have been removed or have terminated.

      (d) Any provision of this Agreement to the contrary notwithstanding, if Director does not satisfy his obligation under paragraphs (a), (b) or (c) of this Section, the Company shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due from the Company or its subsidiaries to or with respect to Director, whether or not pursuant to this Agreement or otherwise and regardless of the form of payment, any federal, state or local taxes of any kind required by law to be withheld with respect to the Shares.

      6. NO RIGHT TO CONTINUE AS A DIRECTOR. This Agreement does not constitute evidence of any agreement or understanding, express or implied, that the Company will retain Director as a director for any period of time or at any particular rate of compensation.

      7.    INVESTMENT REPRESENTATIONS.

      (a) The Shares are being received for Director's own account with the intent of holding them and without the intent of participating, directly or indirectly, in a distribution of such Shares and not with a view to, or for resale in connection with, any distribution of such Shares or any portion thereof.

      (b) Director understands that the offering and issuance of the Shares will not have been registered pursuant to the Securities Act of 1933 (the "Securities Act") or any applicable state securities laws, that the Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this regard, Director represents that he is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

      (c) A legend indicating that the offering and issuance of the Shares have not been registered under applicable federal and state securities laws and referring to the restrictions on transferability of the Shares pursuant to this Agreement may be placed on any certificate(s) or other document delivered to Director or any substitute therefor and any transfer agent of the Company shall be instructed to require compliance therewith.

      8. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

      9. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns; provided that Director shall not assign or otherwise transfer this Agreement or any of Director's rights or obligations hereunder.

      10. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, between the parties with respect to the subject matter hereof. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented by mutual consent of the parties hereto at any time, with respect to any of the terms contained herein, in such manner as may be agreed upon in writing by such parties.

      11. SEVERABILITY. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

      12. COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the Company and Director have executed this Agreement as of the date first above written.


                               THE BOMBAY COMPANY, INC.

                                    /s/ MICHAEL J. VEITENHEIMER
                               By:
                                    Name: Michael J. Veitenheimer
                                    Title:Vice President, Secretary & General
                                    Counsel



                                    /s/ JAMES D. CARREKER

                                    James D. Carreker